                                                                    Exhibit 25.1
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ------------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                             ---------------------

 / / CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO
                               SECTION 305(b) (2)

                     WELLS FARGO BANK, NATIONAL ASSOCIATION
              (Exact name of trustee as specified in its charter)

         A National Banking Association                             94-1347393
       (Jurisdiction of incorporation or                         (I.R.S. Employer
   organization if not a U.S. national bank)                   Identification No.)

           101 North Phillips Avenue                                  57104
           Sioux Falls, South Dakota                               (Zip code)
    (Address of principal executive offices)

                             Wells Fargo & Company
                         Law Department, Trust Section
                                 MAC N9305-175
                 Sixth Street and Marquette Avenue, 17th Floor
                          Minneapolis, Minnesota 55479
                                 (612) 667-4608
           (Name, address and telephone number of agent for service)

                            ------------------------

                               VIDEOTRON LTEE(1)
              (Exact name of obligor as specified in its charter)

               PROVINCE OF QUEBEC                                      N/A
        (State or other jurisdiction of                          (I.R.S. Employer
         incorporation or organization)                        Identification No.)

             300 Viger Avenue East                                   H2X 3W4
            Montreal, Quebec, Canada                               (Zip code)
    (Address of principal executive offices)

                         ------------------------------

                   6 3/8% Senior Notes due December 15, 2015
                      (Title of the indenture securities)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

(1) See Table 1 for list of additional obligors

                                                                    Exhibit 25.1

                                    Table 1

Exact Name of Guarantor       State or Other         IRS Employer    Address, Including ZIP Code,
                              Jurisdiction of        Identification  And Telephone Number,
                              Incorporation or       Number          Including Area Code,
                              Organization                           Of Registrant's Principal
                                                                     Executive Offices
-------------------------------------------------------------------------------------------------
GROUPE DE DIVERTISSEMENT      Province of Quebec     Not applicable  300 Viger Avenue East
SUPERCLUB INC.                                                       Montreal, Quebec, Canada,
                                                                     H2X 3W4
                                                                     (514) 281-1232
-------------------------------------------------------------------------------------------------
LE SUPERCLUB VIDEOTRON LTEE   Province of Quebec     Not applicable  300 Viger Avenue East
                                                                     Montreal, Quebec, Canada,
                                                                     H2X 3W4
                                                                     (514) 281-1232
-------------------------------------------------------------------------------------------------
SUPERCLUB VIDEOTRON           Province of Quebec     Not applicable  300 Viger Avenue East
CANADA INC.                                                          Montreal, Quebec, Canada,
                                                                     H2X 3W4
                                                                     (514) 281-1232
-------------------------------------------------------------------------------------------------
LES PROPRIETES SUPERCLUB INC  Province of Quebec     Not applicable  300 Viger Avenue East
                                                                     Montreal, Quebec, Canada,
                                                                     H2X 3W4
                                                                     (514) 281-1232
-------------------------------------------------------------------------------------------------
CF CABLE TV INC.              Canada                 Not applicable  300 Viger Avenue East
                                                                     Montreal, Quebec, Canada,
                                                                     H2X 3W4
                                                                     (514) 281-1232
-------------------------------------------------------------------------------------------------
VIDEOTRON (REGIONAL) LTD.     Canada                 Not applicable  300 Viger Avenue East
                                                                     Montreal, Quebec, Canada,
                                                                     H2X 3W4
                                                                     (514) 281-1232
-------------------------------------------------------------------------------------------------

Item 1. General Information. Furnish the following information as to the trustee:

    (a) Name and address of each examining or supervising authority to which it is subject.

       Comptroller of the Currency
       Treasury Department
       Washington, D.C.

       Federal Deposit Insurance Corporation
       Washington, D.C.

       Federal Reserve Bank of San Francisco
       San Francisco, California 94120

    (b) Whether it is authorized to exercise corporate trust powers.

       The trustee is authorized to exercise corporate trust powers.

Item 2. Affiliations with Obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.

    None with respect to the trustee.

No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 15.  Foreign Trustee.  Not applicable.

Item 16. List of Exhibits. List below all exhibits filed as a part of this Statement of Eligibility.


    Exhibit 1. A copy of the Articles of Association of the trustee now in effect.*

    Exhibit 2. A copy of the Comptroller of the Currency Certificate of Corporate Existence and Fiduciary Powers for Wells Fargo
                     Bank, National Association, dated February 4, 2004.**

    Exhibit 3.       See Exhibit 2

    Exhibit 4.       Copy of By-laws of the trustee as now in effect.***

    Exhibit 5.       Not applicable.

    Exhibit 6. The consent of the trustee required by Section 321(b) of the Act.

    Exhibit 7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

    Exhibit 8.       Not applicable.

    Exhibit 9.       Not applicable.

  * Incorporated by reference to the exhibit of the same number to the trustee's Form T-1 filed as exhibit 25 to the Form T-3 dated March 3, 2004 of Trans-Lux Corporation file number 022-28721.

 ** Incorporated by reference to the exhibit of the same number to the trustee's
    Form T-1 filed as exhibit 25 to the Form T-3 dated March 3, 2004 of Trans-Lux Corporation file number 022-28721.

*** Incorporated by reference to the exhibit of the same number to the trustee's
    Form T-1 filed as exhibit 25.1 to the Form S-4 dated May 26, 2005 of Penn National Gaming, Inc. file number 333-125274.

                                   SIGNATURE

    Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Wells Fargo Bank, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Minneapolis and State of Minnesota on the 11th day of October, 2005.

                                                                 WELLS FARGO BANK, NATIONAL ASSOCIATION

                                                            /s/
                                                            ------------------------------------------------
                                                            Timothy Mowdy
                                                            Vice President

                                   Exhibit 6

October 11 , 2005

Securities and Exchange Commission
Washington, D.C. 20549

Gentlemen:

In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

                                                 Very truly yours,
                                                 WELLS FARGO BANK, NATIONAL ASSOCIATION

                                                 /s/
                                                 ----------------------------------------------
                                                 Timothy Mowdy
                                                 Vice President

                                   Exhibit 7

                      Consolidated Report of Condition of
                     Wells Fargo Bank National Association
              of 101 North Phillips Avenue, Sioux Falls, SD 57104
                     And Foreign and Domestic Subsidiaries,
   at the close of business June 30, 2005, filed in accordance with 12 U.S.C.
                         Section161 for National Banks.

                                                                             Dollar Amounts
                                                                              In Millions
                                                                             --------------
ASSETS
Cash and balances due from depository institutions:
  Noninterest-bearing balances and currency and coin........                    $ 13,712
  Interest-bearing balances.................................                       1,968
Securities:
  Held-to-maturity securities...............................                           0
  Available-for-sale securities.............................                      24,158
Federal funds sold and securities purchased under agreements to resell:
  Federal funds sold in domestic offices....................                       1,518
  Securities purchased under agreements to resell...........                         905
Loans and lease financing receivables:
  Loans and leases held for sale............................                      32,024
  Loans and leases, net of unearned income..................     249,760
  LESS: Allowance for loan and lease losses.................       2,336
  Loans and leases, net of unearned income and allowance....                     247,424
Trading Assets..............................................                       6,313
Premises and fixed assets (including capitalized leases)....                       3,676
Other real estate owned.....................................                         125
Investments in unconsolidated subsidiaries and associated
  companies.................................................                         330
Customers' liability to this bank on acceptances
  outstanding...............................................                          94
Intangible assets
  Goodwill..................................................                       8,613
  Other intangible assets...................................                       9,109
Other assets................................................                      14,151
                                                                                --------
Total assets................................................                    $364,120
                                                                                ========
LIABILITIES
Deposits:
  In domestic offices.......................................                    $255,501
    Noninterest-bearing.....................................      81,024
    Interest-bearing........................................     174,477
  In foreign offices, Edge and Agreement subsidiaries, and
    IBFs....................................................                      28,344
    Noninterest-bearing.....................................           3
    Interest-bearing........................................      28,341
Federal funds purchased and securities sold under agreements to repurchase:
  Federal funds purchased in domestic offices...............                       9,370
  Securities sold under agreements to repurchase............                       3,423

                                                                             Dollar Amounts
                                                                              In Millions
                                                                             --------------
Trading liabilities.........................................                       4,966
Other borrowed money
  (includes mortgage indebtedness and obligations under
    capitalized leases).....................................                      10,763
Bank's liability on acceptances executed and outstanding....                          94
Subordinated notes and debentures...........................                       7,038
Other liabilities...........................................                      10,508
                                                                                --------
Total liabilities...........................................                    $330,007
Minority interest in consolidated subsidiaries..............                          64
EQUITY CAPITAL
Perpetual preferred stock and related surplus...............                           0
Common stock................................................                         520
Surplus (exclude all surplus related to preferred stock)....                      24,521
Retained earnings...........................................                       8,517
Accumulated other comprehensive income......................                         491
Other equity capital components.............................                           0
                                                                                --------
Total equity capital........................................                      34,049
                                                                                --------
Total liabilities, minority interest, and equity capital....                    $364,120
                                                                                ========

I, Karen B. Martin, Vice President of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

                                                                 Karen B. Martin
                                                                  Vice President

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

Howard Atkins
Carrie Tolstedt            Directors
Pat Callahan